UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 21, 2003

PROXYMED, INC.

(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Davie Road, Suite 110, Ft. Lauderdale, Florida	33317-7424

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 473-1001

Item 9.	Regulation FD Disclosure (information furnished pursuant to Item 12, “Disclosure Of Results of Operations and Financial Condition”)

     On July 21, 2003, ProxyMed, Inc. (the “Company”) announced its financial results for the three and six months ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, on July 23, 2003, the Company held a teleconference call to report its financial and operating results for the quarter ended June 30, 2003. A transcript of the call, excluding questions from participants and answers from management is attached as Exhibit 99.2 to this Current Report of Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibits attached hereto being furnished under “Item 9. Regulation FD Disclosure” are intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in any such filing.

     FORWARD LOOKING STATEMENTS — This document contains forward-looking statements that reflect the Company’s current assumptions and expectations regarding future events. While these statements reflect the Company’s current judgment, they are subject to risks and uncertainties. Actual results may differ significantly from projected results due to a number of factors, including, but not limited to, the soundness of our business strategies relative to the perceived market opportunities; our ability to integrate MedUnite into our existing operations, our ability to successfully identify and integrate other acquisition candidates; our ability to successfully develop, market, sell, cross-sell, install and upgrade our clinical and financial transaction services and applications to current and new physicians, payers, medical laboratories and pharmacies; our ability to consummate and integrate any acquisitions successfully; our ability to compete effectively on price and support services; our assessment of the healthcare industry’s need, desire and ability to become technology efficient; and our ability and that of our business associates to comply with various government rules regarding healthcare and patient privacy. These and other risk factors are more fully discussed in the Risk Factor disclosure in our Form 10-K for the year ended December 31, 2002 and our other filings with the Securities and Exchange Commission, which we strongly urge you to read. ProxyMed expressly disclaims any intent or obligation to update any forward-looking statements. When used, the words “believes”, “estimated”, “expects”, “anticipates”, “may” and similar expressions are intended to identify forward-looking statements.

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Item 7.	Financial Statements and Exhibits

     (c)  The following exhibits are included herein:

Exhibit 99.1	Press Release dated July 21, 2003 reporting financial results for the three and six months ended June 30, 2003.

Exhibit 99.2	Transcript of second quarter 2003 financial results teleconference call held on July 22, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.

Date: July 24, 2003	/s/ Judson E. Schmid

Judson E. Schmid, Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated July 21, 2003 reporting financial results for the three and six months ended June 30, 2003.

99.2	Transcript of second quarter 2003 financial results teleconference call held on July 22, 2003.

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